Taxation	6 Months Ended
Jun. 30, 2016
Income Tax Disclosure [Abstract]
Taxation
Taxation
The Company's corporation tax and deferred tax balances at June 30, 2016 and December 31, 2015 are as follows:

(In $ millions)	June 30, 2016	December 31, 2015

Corporation tax liability	$62.9	$28.5
Deferred tax asset	$23.4	$34.2
Deferred tax liability	$(53.0)	$(43.7)

The Company's income tax expense for the three and six month periods ended June 30, 2016 and 2015 is as follows:

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015

Current tax expense	$35.1	$34.2	$61.1	$50.3
Deferred tax expense/(benefit)	8.5	(1.3)	20.1	(3.1)
Total income tax expense	$43.6	$32.9	$81.2	$47.2
Effective tax rate	28.0%	14.6%	30.5%	15.2%

Seadrill Partners LLC is tax resident in the United Kingdom. The Company's controlled affiliates operate and earn income in several countries and are subject to the laws of taxation within those countries. Subject to changes in the jurisdictions in which the Company's drilling units operate and/or are owned, differences in levels of income and changes in tax laws, the Company's effective income tax rate may vary substantially from one reporting period to another.

The effective tax rate for the three and six months ended June 30, 2016 was 28.0% and 30.5% respectively (June 30, 2015: 14.6% and 15.2%). The increase is primarily attributable to a change in laws in 2016 and in the balance of the relative components of the Company's actual and estimated 2016 income before income taxes generated, with more income earned in jurisdictions with higher tax rates and certain financial and other expenses receiving little or no tax benefit.  The Company’s forecast tax rate for 2016 takes these items into account on the basis of information available in the three and six months ended June 30, 2016.